UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2007

Legg Mason Partners Variable Mid Cap Core Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Mid Cap Core Portfolio

Semi-Annual Report  •  April 30, 2007

What’s

Inside

Portfolio Objective

Long-term growth of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. After a modest increase in March, U.S. stock prices rallied sharply in April,

Legg Mason Partners Variable Mid Cap Core Portfolio         I

due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

Looking at the market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.24%, 9.10%, and 6.86%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.48% and 8.34%, respectively.

Performance Update

For the six months ended April 30, 2007, Legg Mason Partners Variable Mid Cap Core Portfolio1 returned 14.26%. These shares outperformed the Lipper Variable Mid-Cap Core Funds Category Average2, which increased 11.91% for the same period. The Portfolio’s unmanaged benchmark, the S&P Mid Cap 400 Indexx, returned 11.98% over the same time frame.

Performance Snapshot as of April 30, 2007 (unaudited)

Six months

Variable Mid Cap Core Portfolio[1]	14.26%

S&P Mid Cap 400 Index	11.98%

Lipper Variable Mid-Cap Core Funds Category Average	11.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Total Annual Operating Expenses
As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses were 0.82%.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of distributions, including returns of capital, if any, calculated among the 84 funds in the Portfolio’s Lipper category.

II         Legg Mason Partners Variable Mid Cap Core Portfolio

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Legg Mason Partners Variable Mid Cap Core Portfolio         III

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio has been informed that the Manager and its affiliates are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Portfolio and its Manager with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

IV         Legg Mason Partners Variable Mid Cap Core Portfolio

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Portfolio’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The S&P MidCap 400 Index is a market value weighted index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Legg Mason Partners Variable Mid Cap Core Portfolio         V

Fund at a Glance (unaudited)

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
14.26%	$1,000.00	$1,142.60	0.82%	$4.36

(1)	For the six months ended April 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
5.00%	$1,000.00	$1,020.73	0.82%	$4.11

(1)	For the six months ended April 30, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         3

Schedule of Investments (April 30, 2007) (unaudited)

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.8%
CONSUMER DISCRETIONARY — 13.3%
Auto Components — 1.3%
20,400	BorgWarner Inc.	$1,589,364

Diversified Consumer Services — 0.9%
74,500	ServiceMaster Co.	1,146,555

Household Durables — 5.5%
24,570	Black & Decker Corp.	2,228,990
26,390	Mohawk Industries Inc.*	2,379,323
77,900	Toll Brothers Inc.*	2,319,862

	Total Household Durables	6,928,175

Media — 2.1%
16,100	R.H. Donnelley Corp.	1,257,249
85,600	Warner Music Group Corp.	1,472,320

	Total Media	2,729,569

Specialty Retail — 3.5%
56,950	Bed Bath & Beyond Inc.*	2,320,143
33,700	Sherwin-Williams Co.	2,149,049

	Total Specialty Retail	4,469,192

	TOTAL CONSUMER DISCRETIONARY	16,862,855

ENERGY — 8.7%
Energy Equipment & Services — 7.3%
30,200	Diamond Offshore Drilling Inc.	2,585,120
160,100	Input/Output Inc.*	2,239,799
59,090	Nabors Industries Ltd.*	1,897,971
49,650	Weatherford International Ltd.*	2,606,128

	Total Energy Equipment & Services	9,329,018

Oil, Gas & Consumable Fuels — 1.4%
39,210	Newfield Exploration Co.*	1,715,438

	TOTAL ENERGY	11,044,456

FINANCIALS — 17.2%
Capital Markets — 1.6%
13,385	Bear Stearns Cos. Inc.	2,084,044

Commercial Banks — 2.8%
47,700	Commerce Bancorp Inc.	1,595,088
81,000	Umpqua Holdings Corp.	2,020,140

	Total Commercial Banks	3,615,228

Consumer Finance — 1.1%
49,350	Nelnet Inc., Class A Shares	1,327,022

Insurance — 5.5%
43,831	Allied World Assurance Holdings Ltd.	1,942,590
8,820	Ambac Financial Group Inc.	809,676

See Notes to Financial Statements.

4         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

Insurance — 5.5% (continued)
41,500	Cincinnati Financial Corp.	$1,877,460
32,790	PartnerRe Ltd.	2,361,536

	Total Insurance	6,991,262

Real Estate Investment Trusts (REITs) — 1.5%
128,305	Spirit Finance Corp.	1,846,309

Thrifts & Mortgage Finance — 4.7%
181,585	Hudson City Bancorp Inc.	2,418,712
22,800	MGIC Investment Corp.	1,404,708
44,900	PMI Group Inc.	2,176,303

	Total Thrifts & Mortgage Finance	5,999,723

	TOTAL FINANCIALS	21,863,588

HEALTH CARE — 13.5%
Biotechnology — 4.5%
65,200	ImClone Systems Inc.*	2,731,228
39,600	MedImmune Inc.*	2,244,528
27,300	Vertex Pharmaceuticals Inc.*	839,202

	Total Biotechnology	5,814,958

Health Care Providers & Services — 6.5%
24,350	Coventry Health Care Inc.*	1,408,160
26,200	Health Net Inc.*	1,416,372
56,000	LCA-Vision Inc.	2,350,320
53,600	Pediatrix Medical Group Inc.*	3,057,880

	Total Health Care Providers & Services	8,232,732

Pharmaceuticals — 2.5%
102,900	Elan Corp. PLC, ADR*	1,428,252
80,200	MGI Pharma Inc.*	1,766,004

	Total Pharmaceuticals	3,194,256

	TOTAL HEALTH CARE	17,241,946

INDUSTRIALS — 16.7%
Aerospace & Defense — 5.0%
49,200	Armor Holdings Inc.*	3,517,800
31,200	L-3 Communications Holdings Inc.	2,805,816

	Total Aerospace & Defense	6,323,616

Commercial Services & Supplies — 2.4%
75,440	R.R. Donnelley & Sons Co.	3,032,688

Electrical Equipment — 2.8%
49,900	Regal-Beloit Corp.	2,301,388
23,400	Thomas & Betts Corp.*	1,274,832

	Total Electrical Equipment	3,576,220

Machinery — 6.5%
72,400	AGCO Corp.*	3,021,252

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

Machinery — 6.5% (continued)
29,300	Eaton Corp.	$2,613,853
28,700	Parker Hannifin Corp.	2,644,418

	Total Machinery	8,279,523

	TOTAL INDUSTRIALS	21,212,047

INFORMATION TECHNOLOGY — 19.7%
Communications Equipment — 4.1%
143,800	Comverse Technology Inc.*	3,261,384
178,200	Tellabs Inc.*	1,892,484

	Total Communications Equipment	5,153,868

Computers & Peripherals — 4.7%
25,600	Lexmark International Inc., Class A Shares*	1,395,200
130,000	Palm Inc.*	2,194,400
138,200	Western Digital Corp.*	2,443,376

	Total Computers & Peripherals	6,032,976

Electronic Equipment & Instruments — 0.9%
16,730	CDW Corp.	1,204,727

Internet Software & Services — 1.5%
64,300	j2 Global Communications Inc.*	1,849,268

IT Services — 1.7%
41,767	Fidelity National Information Services Inc.	2,110,487

Semiconductors & Semiconductor Equipment — 4.3%
52,300	Lam Research Corp.*	2,812,694
309,528	LSI Logic Corp.*	2,630,988

	Total Semiconductors & Semiconductor Equipment	5,443,682

Software — 2.5%
25,700	Business Objects SA, ADR*	964,007
96,900	Check Point Software Technologies Ltd.*	2,281,995

	Total Software	3,246,002

	TOTAL INFORMATION TECHNOLOGY	25,041,010

MATERIALS — 3.8%
Chemicals — 1.8%
42,700	Cytec Industries Inc.	2,344,230

Metals & Mining — 2.0%
74,400	Compass Minerals International Inc.	2,554,896

	TOTAL MATERIALS	4,899,126

UTILITIES — 5.9%
Electric Utilities — 2.8%
27,700	Integrys Energy Group Inc.	1,553,970
67,200	Pepco Holdings Inc.	1,983,744

	Total Electric Utilities	3,537,714

See Notes to Financial Statements.

6         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

Multi-Utilities — 3.1%
36,700	SCANA Corp.	$1,597,551
37,700	Sempra Energy	2,393,196

	Total Multi-Utilities	3,990,747

	TOTAL UTILITIES	7,528,461

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $105,730,436)	125,693,489

Face Amount
SHORT-TERM INVESTMENT — 1.4%
Repurchase Agreement — 1.4%
$1,741,000	Interest in $380,296,000 joint tri-party repurchase agreement dated 4/30/07 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.210% due 5/1/07; Proceeds at maturity — $1,741,252; (Fully collateralized by U.S. Treasury Note and U.S. government agency obligations, 0.000% to 9.375% due 9/31/11 to 4/15/30; Market value — $1,775,829) (Cost — $1,741,000)	1,741,000

	TOTAL INVESTMENTS — 100.2% (Cost — $107,471,436#)	127,434,489
	Liabilities in Excess of Other Assets — (0.2)%	(276,169)

	TOTAL NET ASSETS — 100.0%	$127,158,320

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         7

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $107,471,436)	$127,434,489
Cash	657
Receivable for securities sold	2,168,348
Dividends and interest receivable	18,247
Prepaid expenses	35,389

Total Assets	129,657,130

LIABILITIES:
Payable for securities purchased	2,369,004
Investment management fee payable	63,848
Payable for Fund shares repurchased	34,536
Directors’/Trustees’ fees payable	6,613
Accrued expenses	24,809

Total Liabilities	2,498,810

Total Net Assets	$127,158,320

NET ASSETS:
Par value (Note 4)	$81
Paid-in capital in excess of par value	95,893,759
Undistributed net investment income	70,392
Accumulated net realized gain on investments and foreign currency transactions	11,231,035
Net unrealized appreciation on investments	19,963,053

Total Net Assets	$127,158,320

Shares Outstanding	8,122,322

Net Asset Value	$15.66

See Notes to Financial Statements.

8         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$741,395
Interest	85,073
Less: Foreign taxes withheld	(283)

Total Investment Income	826,185

EXPENSES:
Investment management fee (Note 2)	457,754
Legal fees	24,264
Directors’/Trustees’ fees (Note 8)	22,647
Audit and tax	10,668
Restructuring and reorganization fees (Note 8)	9,052
Shareholder reports	5,607
Insurance	1,334
Custody fees	1,266
Transfer agent fees	43
Miscellaneous expenses	1,498

Total Expenses	534,133
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(17,708)

Net Expenses	516,425

Net Investment Income	309,760

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	11,240,192
Foreign currency transactions	15

Net Realized Gain	11,240,207

Change in Net Unrealized Appreciation/Depreciation From Investments	4,868,438

Net Gain on Investments and Foreign Currency Transactions	16,108,645

Increase in Net Assets From Operations	$16,418,405

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         9

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited) and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$309,760	$630,455
Net realized gain	11,240,207	14,987,922
Change in net unrealized appreciation/depreciation	4,868,438	1,779,708

Increase in Net Assets From Operations	16,418,405	17,398,085

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(650,001)	(750,004)
Net realized gains	(14,839,029)	(9,028,419)

Decrease in Net Assets From Distributions to Shareholders	(15,489,030)	(9,778,423)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	551,759	1,416,477
Reinvestment of distributions	15,489,030	9,778,423
Cost of shares repurchased	(9,584,673)	(19,688,525)

Increase (Decrease) in Net Assets From Fund Share Transactions	6,456,116	(8,493,625)

Increase (Decrease) in Net Assets	7,385,491	(873,963)
NET ASSETS:
Beginning of period	119,772,829	120,646,792

End of period*	$127,158,320	$119,772,829

* Includes undistributed net investment income of:	$70,392	$410,633

See Notes to Financial Statements.

10         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)(2)		2006†	2005†	2004†	2003†		2002†
Net Asset Value, Beginning of Period	$15.68		$14.76	$13.14	$12.35	$10.10		$10.83

Income (Loss) From Operations:
Net investment income (loss)	0.04		0.08	0.06	(0.01)	(0.00	)(3)	(0.02)
Net realized and unrealized gain (loss)	2.02		2.05	1.56	0.80	2.25		(0.70)

Total Income (Loss) From Operations	2.06		2.13	1.62	0.79	2.25		(0.72)

Less Distributions From:
Net investment income	(0.09)		(0.09)	—	—	—		(0.01)
Net realized gains	(1.99)		(1.12)	—	—	—		—

Total Distributions	(2.08)		(1.21)	—	—	—		(0.01)

Net Asset Value, End of Period	$15.66		$15.68	$14.76	$13.14	$12.35		$10.10

Total Return(4)	14.26%		15.22%	12.33%	6.40%	22.28%		(6.64)%

Net Assets, End of Period (millions)	$127		$120	$121	$110	$87		$57

Ratios to Average Net Assets:
Gross expenses	0.88	%(5)(6)	0.84%	0.82%	0.83%	0.85%		0.90%
Net expenses(7)	0.85	(5)(6)(8)	0.84 (8)	0.82	0.83 (8)	0.85		0.90
Net investment income	0.51	(5)	0.54	0.44	(0.06)	(0.03)		(0.10)

Portfolio Turnover Rate	30%		71%	107%	92%	98%		79%

(1)	For the six months ended April 30, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.82%, respectively (Note 8).

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.95%.

(8)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 27, 2007.

See Notes to Financial Statements.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         11

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Mid Cap Core Portfolio (the “Fund”) is a separate diversified series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Prior to April 27, 2007 the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation, registered under the 1940 Act.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pensions or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

12         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2007, the Fund had a voluntary expense limitation in place of 0.95% of the Fund’s average daily net assets.

During the six months ended April 30, 2007, LMPFA waived a portion of its investment management fee in the amount of $13,794. In addition, during the six months ended April 30, 2007, the Fund was reimbursed for expenses amounting to $3,914.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,346,608

Sales	45,152,696

14         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,578,043
Gross unrealized depreciation	(1,614,990)

Net unrealized appreciation	$19,963,053

4.	Shares of Beneficial Interest

At April 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest and has the same rights. Prior to April 27, 2007, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Shares sold	36,520	93,328
Shares issued on reinvestment	1,072,647	681,898
Shares repurchased	(626,743)	(1,307,767)

Net Increase (Decrease)	482,424	(532,541)

5.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the manager to the Fund at the time, and Citigroup Global Markets Inc. (“CGM”), relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

16         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Fund or any of its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM and for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, are not subject to expense limitation agreements, if applicable.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that

18         Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Variable Mid Cap Core Portfolio 2007 Semi-Annual Report         19

Legg Mason Partners Variable Mid Cap Core Portfolio

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Mid Cap Core Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

FD04227 6/07	SR07-345

Legg Mason Partners Variable Mid Cap Core Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. Principal Accountant Fees and Services

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

    INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

    AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust

Date: June 28, 2007